UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2004

U.S. PLASTIC LUMBER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address,
if changed since last report)

     References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to the Company’s deteriorating financial condition, failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Over the Counter Bulletin Board’s requirements for continued listing of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, including the Company’s inability to comply with its periodic reporting requirements, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On or about April 21, 2004, the Company received a Notice of Default from its senior lender, Guaranty Business Credit Corporation (“GBCC”), which has an outstanding principal balance of $5,500,000 as of March 31, 2004.

The Notice of Default specifically provides that the Company is in default for having failed to deliver, on or before the 105th day following the end of the calendar year ended December 31, 2003, unqualified, audited annual consolidated financial statements as required by the Loan and Security Agreement dated as of December 19, 2002 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”). The Company is current on the principal and interest payments of the GBCC loan. As of the date hereof, GBCC has not exercised any of its default remedies under the Loan Agreement. If the Company is unable to negotiate a waiver or forbearance with the GBCC, it could have a material adverse effect on the ability of the Company to continue its operations as the Company does not have the resources to repay the outstanding amounts due under the Loan Agreement. Defaults under the Loan Agreement may trigger additional defaults under other credit agreements. The outstanding loan of GBCC otherwise matures on May 31, 2004 and the Company does not have the resources to repay the term loan at the current time, and does not anticipate having the ability to repay the term loan on or about May 31, 2004. The Company is currently seeking other sources of financing, however, there can be no assurance the Company will be successful in securing such financing.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

Not applicable.

     (b)  Pro forma financial information.

Not applicable.

     (c)  Exhibits.

The following exhibits are filed herewith:

S-K Item Number	Description

None

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP. (Registrant)
Date: May 5, 2004	By:	/s/ Michael D. Schmidt
Michael D. Schmidt, Chief Financial Officer

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